Exhibit 10.7
                                 ---------------

                  OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
                       PO BOX 1369 JACKSON, MS 39205-0136
                                 (601) 359-1333

Application for Certificate of Authority:

The  undersigned  corporation,  pursuant  to  Section  79-4-15  03 (if a  profit
corporation)  or  Section   79-11-367  (if  a  nonprofit   corporation)  of  the
Mississippi Code of 1972, hereby executes the following document and sets forth

1.   Type of Corporation:
     -------------------

     [ X ]  Profit       [  ] Nonprofit

2.   Name of the Corporation:
     -----------------------

     American Fire Retardant Corp.

3.   The future effective date is (Complete if applicable):
     ----------------------------------------------------

4.   Its state or country of incorporation is:
     ----------------------------------------
     Nevada

5.   Street Address of the corporation's principal office:
     -----------------------------------------------------
     9337 Bond Avenue

     City, State, ZIP5, ZIP4
     -----------------------
     El Cajon, CA  92012

6.   Date of incorporation:    1/28/98       Period of duration:   Perpetual

7. Name, Street and Mailing Address of the Registered Agent and Registered Office are:

     Name:          Paracorp Incorporated

     Physical:      Route 1, Box 94, Highway 16 West at Massey Road
     Address        -----------------------------------------------

     PO Box

     City, State, ZIP5, ZIP4

                    Rolling Fork, MS 89159
                    ----------------------

8.   Officers:
     --------

     Name:                    Stephen F. Owens         Title:    President

     Business Address:        9337 Bond Avenue

     City, State, ZIP5, ZIP4: El Cajon, CA  92012

     Name:                    Angela. Raidl            Title:    Vice President

     Business Address         9337 Bond Avenue

     City, State, ZIP5, ZIP4: El Cajon, CA  92012

     Name:                    Angela. Raidl            Title:    CFO, Secretary

     Business Address:        9337 Bond Avenue

     City, State, ZIP5, ZIP4: El Cajon, CA 92012

9.   Directors:
     ---------

     Name:                    Stephen F. Owens         Title:    Director

     Business Address:        9337 Bond Avenue

     City, State, ZIP5, ZIP4: El Cajon, CA 92012

     Name:                    Angela M. Raidl          Title:    Director

     Business Address:        9337 Bond Avenue

     City, State, ZIP5, ZIP4: El Cajon, CA 92012

10.  FOR NONPROFIT ONLY (Check appropriate box)

     The corporation     [  ] has members    [  ] has no members.

11.  Name elected to use in Mississippi is

     American Fire Retardant Corp.


By:  Signature

     /S/ Angela M. Raidl
     -----------------------------
     Printed Name: Angela M. Raidl                     Title:    Vice President

                  OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
                       PO BOX 136, JACKSON, MS 39205-0136
                                 (601) 359-1333

                Application for Appointment of Registered Agent

1.   Name of the Corporation
     -----------------------
     American Fire Retardant Corp.

2.   It is incorporated under the laws of

     Nevada

3.   Registered Agent

     Paracorp Incorporated

     is designated and appointed registered agent of this corporation in the State of Mississippi upon whom service of process against this corporation may be had in the event of any suit against this corporation in said State; and that all prior designations and appointments of registered agents, if any, be and the same hereby revoked.

     Witness my signature, and the SEAL of said Company, this the 17 day of March, AD, 1999 (year)

     By:  Signature

          /S/ Angela M. Raidl
          -----------------------------
          Printed Name: Angela M. Raidl                Title:    Vice President

     The undersigned hereby accepts the above description and appointment of registered agent for service of process

     Dated in: Rolling Fork, Mississippi, the:     day of            AD, (year)

     Signature of Registered Agent

     Physical             Route 1, Box 94, Hwy 16 West at Massey Road
                           -------------------------------------------
     Address

     P.O. Box

     City, State, ZIP5, ZIP4:  Rolling Fork MS 39159